EXHIBIT 99.1

November 2006

Stephen I. Chazen

Senior Executive Vice President
and

Chief Financial Officer

Merrill Lynch

Global Energy Conference 2006

Nine Months Results

YTD2006

YTD2005

Core Income ($ mm)

$3,514

$2,616

Core EPS (diluted)

$4.07

$3.20

ROE

19%

34%

ROCE*

17%

27%

Oil and Gas Earnings ($ mm)

$5,740

$4,172

Oil and Gas production (mboe/day)

596

519

+ 53 mboe/day from Vintage

+ 18 mboe/day from Libya

WTI Oil Price ($/bbl)

$68.24

$55.40

Oxy’s Worldwide Realized Oil price

$58.41

$48.24

Capital Spending ($ mm)

$1,992

$1,583

*(see Appendix for GAAP reconciliation)

Cash Flow 2006 Year-To-Date

$7,200

$1,000

$2,400

$2,000

$1,300

$610

$460

$30

$1,400

Available

Cash

12/31/05

Asset Sale

Proceeds

Acquisitions

Capex

Share

Repurchase

Reduction

Dividends

Other

Ending Cash

Balance

9/30/06

Beginning

Cash

$2,400

Flow From

Cash

Operations

$4,800

Other

Other

($ in millions)

Debt

Occidental Petroleum - Profile

Oil & gas production growth

Large pipeline of projects

High quality assets with good
returns

Volume growth of 5-8 percent
per year

Disciplined capital program

Maintain top quartile financial
returns

Maintain “A” credit rating

Corporate Strategy

Focus on core areas

US - California & Permian Basin

Middle East-North Africa

Latin America

Maintain strong balance sheet

Maintain investment discipline

Create value

Acquire assets with upside potential

Capture EOR projects with large volumes of oil in place

Maximize free cash flow from chemicals

Continue to increase the dividend regularly

Competitive Advantages

Economies of scale

Infrastructure

Operating experience

Large technical data base

Strong regional relations

Worldwide Oil & Gas Operations

Long Beach

Permian Basin

Horn Mountain

Hugoton

Elk Hills

Colombia

Libya

Russia

Pakistan

Oman

U.A.E.

Yemen

Qatar

.

.

.

Argentina

Bolivia

Oil & Gas ROCE*

2005

2004

2003

2002

2001

International

Returns

(%)

56.56

41.40

31.03

26.08

25.97

WTI

($/Barrel)

36

33

29

37

24

Domestic

Returns

(%)

26

20

16

10

17

* Net income from continuing operations divided by average capital employed.

(see Appendix for GAAP reconciliation)

Reserves Replacement

2005

2004

2003

2002

2001

3-Year Average

5-Year Average

243

217

250

172

224

237

221

139

36

107

68

4

94

71

382

253

357

240

228

331

292

64

86

70

72

98

72

76

Organic

Growth

Acquisitions

Total

Organic

(% Total)

Million BOE

191

190

191

183

168

191

185

Worldwide

Production

(million boe)

(see Appendix for GAAP reconciliation)

Oxy – Permian Basin

Large resource base

Low decline rate & long-lived
properties

YTD Production (boepd)

2006:  200,000

2005:  184,000

Drilling rate:  ~330 wells/yr.

CO2 projects on track

Significant cash generation

Natural area for
consolidation

Lubbock

Amarillo

Bravo Dome

Texas

New
Mexico

Oklahoma

Salt Creek

Sharon Ridge

Oxy Acreage

Cogdell

Indian
Basin
Area

Hobbs

Midland

Denver City Unit

California Production (boepd)

2006E:  127,000

2005:  116,000

Elk Hills Drilling rate:  ~280 wells/yr.

Shallow oil zone

Shale development

EOR Opportunities

Nitrogen flood

CO2 pilots

Plains Operations October 1

Oxy – California Oil & Gas Operations

U.S. – Plains Properties Acquisition

Transaction closed on 9-29-06

Principal Properties

California (San Joaquin Basin)

West Texas (Permian Basin)

Purchase price of $859 million

Reserves & Production

Estimated Proved Reserves

56 million BOE

Current Production

8,900 BOE/Day

50-50 split between oil & gas

Light oil makes up 85% of oil reserves & production

Expect meaningful production growth – primarily in
California

Argentina – Growth

2005 production – 37 mboed

2006* production – 41 mboed

Inventory of 700 drilling locations

2006:  145 wells

2007:   200+ wells

Identified 28 waterflood projects

Additional technology driven
opportunities

Consolidation opportunities

Mature areas ripe for
consolidation

2 Exploration Blocks

Increase production to 70 mboed
by 2011

San Jorge

Basin

Cuyo

Basin

*Annualized

Argentina – San Jorge Basin

Comodoro Rivadavia

Argentina

Caleta Olivia

Koluel Kayke

Oxy Blocks

Oil

Gas

Pipelines

Proved Undeveloped

UAE / Qatar – Dolphin Project

$4 billion gross capital

Oxy’s share 24.5%

Project status

Export pipeline complete

Platforms, wells &
receiving facilities on or
ahead of schedule

Gas processing plant may
or may not be fully
operational at year-end

Substantial production
ramp up in 2007

Phase I

Oman – Mukhaizna Project

Project Overview

Gross Capital – $3.5 Billion

1800+ wells

Central processing facility

Water treatment plant

Steam generation facilities

Pipelines

2006 Work Program

$450 – $500 MM (Gross)

Drill 50 - 55 wells

Initial steam injection

Libya Update

2006 YTD Production
– 21 mboed

Expect to spud 1st
exploration well in 4Q

Seismic completed –
Blocks 106, 124, 163,
offshore

12 -16 exploration
wells planned in
2006/07

2006 Drilling Program

Current Seismic Activity

Completed Seismic Program

NC143

NC145

NC150

NC74

NC144

NC29

36

53

35

52

163

131

59

106

124

103

102

UAE Natural Gas Development Projects

Multi-Tcf Potential Fields

Bab Field

Shah Field

Expect to present
proposals by YE 2006

First Gas target 2010

Qatar

Saudi
Arabia

UAE

Oman

Arabian Gulf

Maqta

Abu Dhabi

Taweelah

Dubai

Fujairah

Al Ain

0

100

200 Km

Bab Field

Shah Field

Oil & Gas Capital (2006-2010)

Growth Capital

Exploration

Argentina

Dolphin

Mukhaizna

Total Growth Capital

Base Capital

Total Oil & Gas

300

100

255

175

830

1,970

2,800

300

150

90

210

750

1,850

2,600

300

100

160

175

735

1,680

2,415

300

75

315

  50

740

1,395

2,135

300

75

210

  50

635

1,515

2,150

2006

2007

2008

2009

2010

$ million

Worldwide Production Outlook

Does not depend on exploration success

Does not include future acquisitions

Does not include new EOR/development projects

Does not include swap/sale of mature non-
operated properties

Range reflects timing differences

Worldwide Production Outlook

Thousand Barrels/Day

526

640

660

662

615

680

715

722

750

2005

2006

2007

2008

2009

2010

Assumes $50 WTI Price

665

Oil Price Sensitivity

$40

$60

WTI Price

($/Barrel)

PSC

Production Impact

(Barrels/Day)

+ 10,000

- 8,000

Additional Growth Opportunities

Base Production (2010)…….…

New EOR/development projects

     Middle East/North Africa ….

     Latin America……………....

Exploration …………………….

Domestic acquisitions ………..

Mature non-operated …………

Total ……………………………

665 - 750

50 - 75

20 - 30

20 - 40

35 - 50

(20 - 30)

770 - 915

(Thousand BOE/Day)

5.3%-8.5%

9.3%-14.8%

Growth Rate

Production

Creating Shareholder Value

New projects must meet expectations for good
returns

Return Targets*

Domestic – 15+%

International – 20+%

Compare new projects & asset acquisitions with
share repurchases

Make decisions based on creating long-term
value for shareholders

*Assumes Moderate Product Prices

Gross Cash Flow Uses

43

19

—

  26

  12

100

2003

43

5

—

  42

  10

100

2004

Capital

Acquisitions

Share Repurchase

Debt Reduction & Cash

Dividends

2005

Percentage of Total

42

20

—

   30

    8

100

YTD2006

39

34

26

   (8)

    9

100

Share Repurchase Program

Spent $1.3 Billion to Repurchase 26.7 mm shares YTD
2006 at an average price of $48.22 a share

Repurchased 6.6 mm shares in 3Q06 at an average
price of $47.98 a share – 67% purchased during month
of September

14.4 mm shares remaining under current repurchase
authorization

Reduce outstanding post-split shares to 800 million

Conclusion - Focus on Key Metrics

Focus on key performance metrics that drive top
quartile financial returns

Continue to improve quality of assets

Grow reserves at a rate exceeding production

Keep finding & development costs low

Optimize profit/BOE

Optimize free cash flow/BOE

Maintain financial discipline

Maintain “A” credit rating

Achieve top quartile returns on equity & capital
employed

Generate top quartile total returns

Occidental Petroleum Corporation

Statements in this presentation that contain words such as "will," "expect" or "estimate," or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks such as drilling of unsuccessful wells, global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher than expected costs; political risks;
changes in tax rates; unrealized acquisition benefits or higher than expected integration costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation.  Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible, estimated and recoverable reserves and oil in place, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. Additionally, the SEC requires oil and natural gas companies, in their filings, to disclose non-financial statistical information about their consolidated entities separately from such information about their equity holdings and not to show combined totals. Certain information in this presentation is shown on a combined basis; however, the information is disclosed separately in the
Appendix. U.S investors are urged to consider carefully the disclosure in our Form 10-K, available through 1-888-699-7383 or at www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

Appendix

OxyChem - 16.7

Chemical Companies Comparisons

OxyChem – 22.2

2.9

8.1

8.0

11.9

11.6

15.7

15.1

18.4

7.6

10.6

7.2

9.9

11.2

15.5

7.3

11.1

13.7

18.4

13.0

19.4

13.4

19.4

11.8

20.7

EBIT

Percent of Sales

EBITDA

Excludes special items.

(see Appendix for GAAP reconciliation)

Occidental Petroleum Corporation

Core Income

Reconciliation to Generally Accepted Accounting Principles (GAAP)

($ millions, except per-share amounts)	Nine Months 2006	Diluted EPS	Nine Months 2005	Diluted EPS
Total Reported Earnings	3,254	$3.77	4,129	$5.06

Oil and Gas
Segment Earnings	5,740		4,172
Less:
Contract settlement	—		(26)
Hurricane insurance charge	—		(9)
Segment core earnings	5,740		4,207

Chemicals
Segment Earnings	745		442
Less:
Write-off of plants	—		(159)
Hurricane insurance charge	—		(5)
Segment core earnings	745		606
Total Segment Core Earnings	6,485		4,813

Corporate
Corporate results - non segment *	(3,231)		(485)
Less:
Debt purchase expense	—		(41)
Gain on sale of Lyondell shares	—		140
Gain on sale of Premcor-Valero shares	—		726
State tax issue charge	—		(10)
Settlement of federal tax issue	—		619
Reversal of tax reserves	—		335
Equity investment impairment	—		(15)
Equity investment hurricane insurance charge	—		(2)
Hurricane insurance charge	—		(10)
Tax effect of pre-tax adjustments	—		(225)
Discontinued operations, net of tax	(260)		192
Cumulative effect of accounting changes, net of tax	—		3
Corporate core results - non segment	(2,971)		(2,197)

Total Core Earnings	3,514	$4.07	2,616	$3.20

* Interest expense, income taxes, G&A expense and other, and non-core items.

Occidental Petroleum Corporation

Return on Capital Employed (%)

($ Millions)

Reconciliation to Generally Accepted Accounting Principles (GAAP)	2004	Nine Months 2005	2005	Nine Months 2006
GAAP measure - earnings applicable to common shareholders	2,568	4,129	5,281	3,254
Interest expense	239	178	201	80
Tax effect of interest expense	(84)	(62)	(70)	(28)
Earnings before tax-effected interest expense	2,723	4,245	5,412	3,306

GAAP stockholders' equity	10,550	13,909	15,032	18,858

DEBT
GAAP debt
Debt, including current maturities	3,804	2,917	2,919	2,893
Non-GAAP debt
Capital lease obligation	26	25	25	25
Subsidiary preferred stock	75	75	75	75
Total debt	3,905	3,017	3,019	2,993

Total capital employed	14,455	16,926	18,051	21,851

Return on capital employed (%)		27		17

Oil & Gas ROCE

Reconciliation to Generally Accepted Accounting Principles (GAAP)

($ Millions)

	Consolidated Subsidiaries Capitalized Costs			Consolidated Subsidiaries Results of Operations
	US	Foreign	Total	US	Foreign	Total
Operations including Ecuador
2000	8,531	1,462	9,993
2001	8,713	1,520	10,233	1,450	350	1,800
2002	8,713	1,981	10,694	832	618	1,450
2003	8,908	2,339	11,247	1,401	652	2,053
2004	8,884	2,960	11,844	1,797	984	2,781
2005	10,639	3,932	14,571	2,578	1,384	3,962

Less – Ecuador
2000	—	85	85
2001	—	109	109	—	14	14
2002	—	176	176	—	18	18
2003	—	223	223	—	78	78
2004	—	290	290	—	184	184
2005	—	363	363	—	246	246

Continuing Operations
2000	8,531	1,377	9,908
2001	8,713	1,411	10,124	1,450	336	1,786
2002	8,713	1,805	10,518	832	600	1,432
2003	8,908	2,116	11,024	1,401	574	1,975
2004	8,884	2,670	11,554	1,797	800	2,597
2005	10,639	3,569	14,208	2,578	1,138	3,716

ROCE Returns
2001	17%	24%
2002	10%	37%
2003	16%	29%
2004	20%	33%
2005	26%	36%

Worldwide Production and Proved Reserve Additions

Million BOE

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
PRODUCTION
Operations including Ecuador
2001	124	241	164	9	—	9	133	241	173
2002	142	229	180	8	—	8	150	229	188
2003	153	221	190	10	—	10	163	221	200
2004	159	233	198	9	—	9	168	233	207
2005	158	246	199	7	6	8	165	252	207

Less – Ecuador
2001	5	—	5	—	—	—	5	—	5
2002	5	—	5	—	—	—	5	—	5
2003	9	—	9	—	—	—	9	—	9
2004	17	—	17	—	—	—	17	—	17
2005	16	—	16	—	—	—	16	—	16

Continuing Operations
2001	119	241	159	9	—	9	128	241	168
2002	137	229	175	8	—	8	145	229	183
2003	144	221	181	10	—	10	154	221	191
2004	142	233	181	9	—	9	151	233	190
2005	142	246	183	7	6	8	149	252	191

Three-Year Average	143	233	182	9	2	9	151	235	191
Five-Year Average	137	234	176	9	1	9	145	235	185

Worldwide Production and Proved Reserve Additions

Million BOE

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
Proved Reserve Additions
2001
Organic
Revisions	21	(49)	13	8	—	8	29	(49)	21
Improved Recovery	139	23	143	—	—	—	139	23	143
Extensions and discoveries	56	122	76	—	—	—	56	122	76
Purchases	3	4	4	—	—	—	3	4	4
Operations including Ecuador	219	100	236	8	—	8	227	100	244

Less: Ecuador
Organic
Revisions	11	—	11	—	—	—	11	—	11
Extensions and discoveries	5	—	5	—	—	—	5	—	5
	16	—	16	—	—	—	16	—	16

Organic
Revisions	10	(49)	2	8	—	8	18	(49)	10
Improved Recovery	139	23	143	—	—	—	139	23	143
Extensions and discoveries	51	122	71	—	—	—	51	122	71
Purchases	3	4	4	—	—	—	3	4	4
Continuing Operations	203	100	220	8	—	8	211	100	228

2002
Organic
Revisions	13	(54)	4	(1)	—	(1)	12	(54)	3
Improved Recovery	112	151	137	5	—	5	117	151	142
Extensions and discoveries	40	60	50	—	—	—	40	60	50
Purchases	56	59	66	2	—	2	58	59	68
Operations including Ecuador	221	216	257	6	—	6	227	216	263

Less: Ecuador
Organic
Revisions	12	—	12	—	—	—	12	—	12
Extensions and discoveries	11	—	11	—	—	—	11	—	11
	23	—	23	—	—	—	23	—	23

Organic
Revisions	1	(54)	(8)	(1)	—	(1)	—	(54)	(9)
Improved Recovery	112	151	137	5	—	5	117	151	142
Extensions and discoveries	29	60	39	—	—	—	29	60	39
Purchases	56	59	66	2	—	2	58	59	68
Continuing Operations	198	216	234	6	—	6	204	216	240

2003
Organic
Revisions	(1)	44	6	6	—	6	5	44	12
Improved Recovery	85	70	97	4	9	6	89	79	102
Extensions and discoveries	41	597	141	6	—	6	47	597	147
Purchases	98	55	107	—	—	—	98	55	107
Operations including Ecuador	223	766	351	16	9	18	239	775	368

Less: Ecuador
Organic
Extensions and discoveries	11	—	11	—	—	—	11	—	11
	11	—	11	—	—	—	11	—	11

Organic
Revisions	(1)	44	6	6	—	6	5	44	12
Improved Recovery	85	70	97	4	9	6	89	79	102
Extensions and discoveries	30	597	130	6	—	6	36	597	136
Purchases	98	55	107	—	—	—	98	55	107
Continuing Operations	212	766	340	16	9	18	228	775	357

Worldwide Production and Proved Reserve Additions

Million BOE

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
2004
Organic
Revisions	5	241	45	5	(9)	4	10	232	49
Improved Recovery	88	185	119	1	—	1	89	185	120
Extensions and discoveries	30	191	62	2	—	2	32	191	64
Purchases	39	7	40	(4)	—	(4)	35	7	36
Operations including Ecuador	162	624	266	4	(9)	3	166	615	269

Less: Ecuador
Organic
Revisions	(3)	—	(3)	—	—	—	(3)	—	(3)
Extensions and discoveries	18	—	18	—	—	—	18	—	18
	15	—	15	—	—	—	15	—	15

Organic
Revisions	8	241	48	5	(9)	4	13	232	52
Improved Recovery	88	185	119	1	—	1	89	185	120
Extensions and discoveries	12	191	44	2	—	2	14	191	46
Purchases	39	7	40	(4)	—	(4)	35	7	36
Continuing Operations	147	624	251	4	(9)	3	151	615	253

2005
Organic
Revisions	(26)	30	(21)	8	6	9	(18)	36	(12)
Improved Recovery	117	131	139	—	—	—	117	131	139
Extensions and discoveries	52	427	123	1	—	1	53	427	124
Purchases	112	164	139	—	—	—	112	164	139
Operations including Ecuador	255	752	380	9	6	10	264	758	390

Less: Ecuador
Organic
Revisions	(8)	—	(8)	—	—	—	(8)	—	(8)
Improved Recovery	10	—	10	—	—	—	10	—	10
Extensions and discoveries	6	—	6	—	—	—	6	—	6
	8	—	8	—	—	—	8	—	8

Organic
Revisions	(18)	30	(13)	8	6	9	(10)	36	(4)
Improved Recovery	107	131	129	—	—	—	107	131	129
Extensions and discoveries	46	427	117	1	—	1	47	427	118
Purchases	112	164	139	—	—	—	112	164	139
Continuing Operations	247	752	372	9	6	10	256	758	382

Averages	3 Year	%		5 Year	%
Organic	237	72%		221	76%
Purchases	94	28%		71	24%
Total	331			292

Chemical - Percent of Sales

Reconciliation to Generally Accepted Accounting Principles (GAAP)

For the Year Ended December 31, 2005

Sales
Oil and Gas	10,416
Chemical	4,641
Other	151
	15,208

Chemicals	$ AMT	% of Sales
Segment income	607
Less: significant items affecting earnings
Hurricane insurance charges	11
Write-off of plants	159
Core earnings - EBIT	777	16.7%
DD&A expense	251
EBITDA	1,028	22.2%